SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported) December 10, 2002


                                  PEOPLE'S BANK
                                  on behalf of
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
             (Exact Name of Registrant as Specified in its Charter)


                                    Connecticut
                 (State or Other Jurisdiction of Incorporation)



    33-99506, 33-99508, 33-90012
   333-33269, 333-45785, 333-63989                      06-1213065
 (Commission File Number)                 (I.R.S. Employer Identification No.)



               850 Main Street, Bridgeport, Connecticut   06604
               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 338-7171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




INDEX TO EXHIBITS

Exhibit
 No.     Document Description

20           Monthly Servicer's Certificate

Item 5.    Other Events.

           The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

                 20. Monthly Servicer's Certificate for People's Bank Credit Card Master Trust, 1998-1, 2002-1 VFC, 2002-2 VFC


                                          SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PEOPLE'S BANK



Dated: December 20, 2002           By: /s/Vincent J.Calabrese
                                         Vincent J.Calabrese
                                         First Vice President & Controller




                         MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the December 10, 2002 Determination Date

                      For the November 2002 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is December 10, 2002, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   270,675,578.85

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    26,551,485.15

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   244,124,093.70

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 1,694,347,451.96

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$  342,795,479.44

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of December 2002.

PEOPLE'S BANK
Servicer

By : /s/Lisa A. Brooks
     Name:  Lisa A. Brooks
     Title: Vice President


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1998-1

                    For the December 10, 2002 Determination Date

                      For the November 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   59,320,088.84

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1998-1 was equal
    to......................................................$    3,081,347.71

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1998-1 was equal to....$   56,238,741.13

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1998-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1998-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$   31,664,681.04

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1998-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    28,583,333.33

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    28,583,333.33

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1998-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1998-1 on the next succeeding Transfer
    Date is equal to........................................$       193,129.99

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1998-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        449,318.09
    Total..................................................$        449,318.09

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         40,019.06
    Total..................................................$         40,019.06

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$          3,326.04
    Total..................................................$          3,326.04

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.



              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      56
Monthly Period Ended                                       November 30, 2002
Distribution Date                                          December 16, 2002
Determination Date                                         December 10, 2002
Number of Days in Period                                                  31

1.  Trust Activity Series 1998-1

    Beginning of Month - Aggregate Principal Receivables   1,736,341,097.12

    Principal Collections on the Receivables                 244,124,093.70

    Finance Charge Collections on the Receivables             26,782,993.71

    Receivables in Defaulted Accounts                         15,144,249.32

    End of Month - Aggregate Principal Receivables         1,694,347,451.96

    Investor Interest Series 1998-1                          382,000,000.00
    Investor Interest Series 2002-1 VFC                      450,000,000.00
    Investor Interest Series 2002-2 VFC                      400,000,000.00
    Seller Principal Receivables                             462,347,451.96

    Adjusted Investor Interest Series 1998-1                 153,333,333.36
     Class A Adjusted Investor Interest                      114,333,333.33
     Class B Investor Interest                                27,000,000.00
     Collateral Interest                                      12,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                        9.0496983%
                           Charged-Off Accounts                   9.0496983%
                           Principal Receivables                 23.6079087%


    Class A Percentage with respect to...
                           Finance Charges                        6.7479272%
                           Charged-Off Accounts                   6.7479272%
                           Principal Receivables                 20.2437817%

    Class B Percentage with respect to...
                           Finance Charges                        1.5935338%
                           Charged-Off Accounts                   1.5935338%
                           Principal Receivables                  1.5935338%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.7082373%
                           Charged-Off Accounts                   0.7082373%
                           Principal Receivables                  1.7705932%

    Seller Percentage with respect to...
                           Finance Charges                       27.2876411%
                           Charged-Off Accounts                  27.2876411%
                           Principal Receivables                 26.2252852%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                2,484,974.14

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                149,772.70
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                299,545.39
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               238,194.44
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             1,246,509.48
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    550,952.13

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  412,874.00

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 40,019.06
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                45,000.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               235,492.17
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     92,362.77

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               183,499.56

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                20,000.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  163,499.56

    Total Excess Spread                                           806,814.46

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest           3,326.04
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       104,663.19
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                        39,955.71
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                        658,869.52
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  2.07%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   57,825,405.97
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              57,825,405.97

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                28,583,333.33

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                29,242,072.63

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       449,318.09
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.31

    Total Distribution to Class B Investors                        40,019.06
    Total Distribution to Class B Investors per $1,000
     Invested                                                           1.48

    Total Distribution to Collateral Interest Holders               3,326.04
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    0.11

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account             228,666,666.64
   Deposits into Principal Funding Account                     28,583,333.33
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                257,249,999.97

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                          257,513.29
   Principal Funding Investment Shortfall                          42,032.10

   Beginning Balance of Reserve Account                         1,715,000.00
   Available Reserve Account Amount                             1,715,000.00
   Reserve Account Funding Date                             October 12, 2001
   Required Reserve Account Amount                              1,715,000.00
   Reserve Account Investment Proceeds                              2,076.39
   Deposit from Excess Spread into Reserve Account                 39,955.71
   Reserve Account Draws                                           42,032.10
   Ending Balance of Reserve Account                            1,715,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        1.52125%
    Class A Cap Rate                                                9.14000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                       299,545.39
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                        257,513.29
    Principal Funding Investment Shortfall                        42,032.10
    Reserve Account Draws                                         42,032.10

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            149,772.70
    Class A Monthly Interest                                     449,318.09

    Expected Class A Principal                                85,750,000.03
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          449,318.09
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.31

    Class B Certificate Rate                                        1.72125%
    Class B Cap Rate                                                9.34000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             40,019.06
    Class B Monthly Interest                                      40,019.06

    Expected Class B Principal                                27,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           40,019.06
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               1.48

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  489,337.15

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.32

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              382,000,000.00

    Beginning Class A Investor Interest                      343,000,000.00
    Class A Monthly Principal                                 28,583,333.33
    Controlled Deposit Amount                                 28,583,333.33
    Controlled Accumulation Amount                            28,583,333.33
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         343,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       27,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          27,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               29,242,072.63
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 382,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.9550000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      142,916,666.69
   Beginning  Class B Investor Interest                       27,000,000.00
   Beginning Collateral Investor Interest                     12,000,000.00

   Class A Monthly Servicing Fee                                 238,194.44
   Class B Monthly Servicing Fee                                  45,000.00
   Collateral Interest Monthly Servicing Fee                      20,000.00

   Total Monthly Servicing  Fee                                  303,194.44

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             12,000,000.00

    Required Collateral Interest Amount                       12,000,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                   3,326.04
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               0.11
    Ending Collateral Interest                                12,000,000.00

    Collateral Default Amount this period                        104,663.19
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           12,000,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  3.14%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            66,438,476.17
                           Percent Dollars                             3.92%
                           Number of Accts                           17,998
                           Percent Number of Accts                     0.94%

    30-59 days past due    Dollars                            25,407,609.67
                           Percent Dollars                             1.50%
                           Number of Accts                            5,325
                           Percent Number of Accts                     0.28%

    60-89 days past due    Dollars                            20,271,409.74
                           Percent Dollars                             1.20%
                           Number of Accts                            3,996
                           Percent Number of Accts                     0.21%

    90-119 days past due   Dollars                            16,879,911.96
                           Percent Dollars                             1.00%
                           Number of Accts                            3,136
                           Percent Number of Accts                     0.16%

    120-149 days past due  Dollars                            14,607,412.54
                           Percent Dollars                             0.86%
                           Number of Accts                            2,613
                           Percent Number of Accts                     0.14%

    150+ days past due     Dollars                            14,121,262.67
                           Percent Dollars                             0.83%
                           Number of Accts                            2,424
                           Percent Number of Accts                     0.13%

10. Base Rate Calculation

    Gross Yield                                              19.29%

    Percentage on Defaulted Accounts                         10.47%

    Portfolio Yield (net of losses)                           8.82%

    Base Rate                                                 3.50%

    Excess of Portfolio over Base Rate                        5.33%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               73,103
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                               1
    Ending Number of Accounts                                     1,923,764